CONSECO VARIABLE INSURANCE COMPANY

                       CONSECO VARIABLE ANNUITY ACCOUNT C
                       CONSECO VARIABLE ANNUITY ACCOUNT E
                       CONSECO VARIABLE ANNUITY ACCOUNT F
                       CONSECO VARIABLE ANNUITY ACCOUNT G
                       CONSECO VARIABLE ANNUITY ACCOUNT H
                       CONSECO VARIABLE ANNUITY ACCOUNT I

                       SUPPLEMENT DATED FEBRUARY 11, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2001

         As of the date of this Supplement, February 11, 2002, the subaccounts investing in the Berger IPT-New Generation Fund, an investment option under your Conseco variable annuity contract ("Contract"), will be closed to new monies. Conseco Variable Insurance Company ("Conseco Variable") has learned that the Board of Trustees of Berger Institutional Products Trust intends to liquidate the Berger IPT-New Generation Fund ("New Generation Fund").

         Beginning February 11, 2002, the subaccounts investing in the New Generation Fund will no longer accept new premiums, transfers from other subaccounts or the fixed account, including dollar cost averaging transfers, automatic portfolio rebalancing, and asset allocations. Monies already allocated to the subaccounts investing in the New Generation Fund will remain in those subaccounts until Conseco Variable receives contrary instructions from the owner ("you").

         In addition, the New Generation Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the New Generation Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your account differently, please call the Administrative Office at 1-866-590-2255.

         On or about April 29, 2002 (the "Substitution Date"), subject to receiving necessary approvals, Conseco Variable will purchase shares of Strong Opportunity Fund II ("Opportunity Fund") with the proceeds it received from the liquidation of the New Generation Fund. To the extent required by law, approvals of this substitution are being obtained from state regulators in applicable jurisdictions. As of the date of this supplement, Conseco Variable has applied to the Securities and Exchange Commission for an order approving the substitution.

         The investment objective and policies of the Opportunity Fund are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

            The investment objective of the Opportunity Fund is to seek capital growth. Under normal circumstances, the Fund invests primarily in stocks of medium-capitalized companies that the fund's manager believes are underpriced, yet have attractive growth prospects.


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

         The following fees were associated with the New Generation Fund and the Opportunity Fund for the year 2000.

------------------------------------------------------------------------------------------------------------
                                                          Other Expenses (after    Total Annual Portfolio
                                                          expense reimbursement,   Expenses (after expense
      Portfolio Name     Management Fees   12(b)-1 Fees          if any)           reimbursement, if any)
------------------------------------------------------------------------------------------------------------
Strong Opportunity             1.00%            NA               0.10%                     1.10%
Fund II

------------------------------------------------------------------------------------------------------------
Berger IPT-New                 0.85%            NA               0.30%                     1.15%
Generation Fund

------------------------------------------------------------------------------------------------------------

         From the date of this Supplement to the Substitution Date, each Contract owner is permitted to make one transfer of all amounts in each subaccount invested in the New Generation Fund to one, or several, of the other subaccounts available in your Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under your Contract. Also, Conseco Variable will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any voluntary transfer.

         If you have not transferred out of the New Generation Fund by the Substitution Date, Conseco Variable will automatically invest any monies Conseco Variable receives upon the liquidation of the New Generation Fund into the subaccount investing in the Opportunity Fund.

         After the Substitution Date, if you have not voluntarily transferred out of the New Generation Fund, you will be sent a written confirmation statement and notice informing you that the substitution into the Opportunity Fund has been carried out. You are not required to transfer monies out of the Opportunity Fund. However, if you choose to make a transfer, you will have 30 days from the Substitution Date to transfer all monies that were automatically transferred into the Opportunity Fund, into one, or several, of the other portfolios available in your Contract without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, Conseco Variable will not exercise any rights reserved under your Contract to impose additional transfer restrictions.

Please use this supplement with the May 1, 2001 Prospectus. Additional copies of your Conseco variable annuity prospectus are available from Conseco Variable. Read this supplement and your prospectus carefully and keep both documents together for future reference.



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